UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 28, 2013

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The TripAdvisor, Inc. (the “Company”) annual meeting of stockholders was held on June 28, 2013 (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy represented 120,469,024 shares of common stock (generally entitled to one vote per share) and 12,799,999 shares of Class B common stock (generally entitled to ten votes per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of directors. The stockholders voted on the election of seven directors of the Company, five of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), and two of whom were elected by holders of common stock only (“Common Stock Nominees”), each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Combined Stock Nominees
Gregory B. Maffei	198,789,075	42,565,138	7,114,801
Stephen Kaufer	216,390,975	24,963,238	7,114,801
Jonathan F. Miller	240,703,724	650,489	7,114,801
Christopher W. Shean	221,793,097	19,561,116	7,114,801
Sukhinder Singh Cassidy	232,755,386	8,598,827	7,114,801
Common Stock Nominees
Jeremy Philips	104,760,591	8,593,632	7,114,801
Robert S. Wiesenthal	112,984,775	369,448	7,114,801

Accordingly, the foregoing nominees were elected to the Company’s board of directors.

Proposal 2—Ratification of appointment of independent registered public accounting firm. The stockholders voted on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
248,243,606	210,047	15,361	0

Accordingly, the appointment of independent registered public accounting firm was ratified.

Proposal 3—Approval of the Company’s 2011 Stock and Annual Incentive Plan, as amended. The stockholders voted on the approval of the Company’s 2011 Stock and Annual Incentive Plan, as amended, including an amendment to increase the aggregate number of shares of common stock authorized for issuance thereunder by 15,000,000 shares. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
188,265,162	53,049,839	39,212	7,114,801

Accordingly, the Company’s 2011 Stock and Annual Incentive Plan, as amended, was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

By:	/s/ Seth J. Kalvert
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

Dated: July 5, 2013